UNITED STATES SECURITIES AND EXCHANGE COMMISSION

In Re:
Montana Acquisition Corporation,
a Delaware corporation,	Commission File No. 333-46174
Registrant

CERTIFICATE OF MAILING

     I, Randolph S. Hudson, certify that on September 25, 2007, I deposited an original or certified copy of each of the documents listed and described hereinbelow to the named addressee(s) with the U. S. Post Office at Wyoming, New York.

Name and Address of Recipient	Description of Documents

Mark Chalachan, C. P. A.	1. Facsimile of SEC Comment Letter dated September
Arthur Place & Company., P. C.	11, 2007
1218 Central Avenue
Albany, New York 12205	2. Copy of Second Amendment to Form 8-K Report
dated April 8, 2005

3. Letter to Arthur Place & Company, P. C. required by
Item 304(a)(3)

DATED: September 25, 2007

Randolph S. Hudson

Montana Acquisition Corporation, Second Amendment to Form 8-K Report dated April 8, 2005,

Exhibit 99.4 - Certificate of Mailing dated September 25, 2007